                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                                April 23, 2002


               Date of Report (Date of earliest event reported)

                            AMKOR TECHNOLOGY, INC.


            (Exact name of Registrant as specified in its charter)

                                   Delaware

                (State or other jurisdiction of incorporation)

       0-29472                                   23-1722724

(Commission File No.)               (IRS Employer Identification Number)

                            1345 Enterprise Drive
                            West Chester, PA 19380
                                (610) 431-9600

                   (Address of Principal Executive Offices)

        (Former name or former address, if changed since last report)


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Item 5.     OTHER EVENTS

            On April 23, 2002, Amkor Technology, Inc. ("Amkor") issued a press release (attached hereto as Exhibit 99.1) announcing that Amkor has signed a non-binding memorandum of understanding with Fujitsu Limited ("Fujitsu") calling for Amkor's staged equity purchase of Fujitsu's semiconductor assembly and test operation located in Kagoshima, Japan.

            A copy of the press release is filed herewith as Exhibit 99.1.




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SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMKOR TECHNOLOGY, INC.



                                      By:     /s/ Kenneth T. Joyce
                                          ---------------------------
                                                  Kenneth T. Joyce
                                                  Chief Financial Officer

                                      Dated:  April 25, 2002

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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549






                                   EXHIBIT
                                      TO

                                   FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                      OF
                     THE SECURITIES EXCHANGE ACT OF 1934





                            AMKOR TECHNOLOGY, INC.















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                              INDEX TO EXHIBITS



       EXHIBIT
       NUMBER                                DESCRIPTION

        99.1               Press release dated April 23, 2002.